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                                 EXHIBIT 4(d)
                                 ------------

                    Code of Regulations of the Registrant
                (incorporated by reference to the Registrant's
                Quarterly Report on Form 10-Q for the quarter
                   ended March 31, 1997, as filed with the
                         Commission on May 15, 1997;
                            see Exhibit 3 therein)